Exhibit 4(a)




                            SUPPLEMENTAL INDENTURE


                          (Dated as of April 1, 1998)





                      PUBLIC SERVICE COMPANY OF COLORADO


                                      TO


                    U.S. BANK TRUST NATIONAL ASSOCIATION,

                                                                    As Trustee



                                    --------

                  Creating an Issue of First Mortgage Bonds,
                              Collateral Series F

                                    --------

     (Supplemental to Indenture dated as of December 1, 1939, as amended)

            SUPPLEMENTAL INDENTURE, dated as of April 1, 1998, between PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado (the "Company"), party of the first part, and U.S. BANK TRUST NATIONAL ASSOCIATION (formerly First Trust of New York, National Association), a national banking association, as successor trustee (the "Trustee") to Morgan Guaranty Trust Company of New York (formerly Guaranty Trust Company of New York), party of the second part.

            WHEREAS, the Company heretofore executed and delivered to the Trustee its Indenture, dated as of December 1, 1939 (the "Principal Indenture"), to secure its First Mortgage Bonds from time to time issued thereunder; and

            WHEREAS, the Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule A hereto for certain purposes, including the creation of series of bonds, the subjection to the lien of the Principal Indenture of property acquired after the execution and delivery thereof, the amendment of certain provisions of the Principal Indenture and the appointment of the successor Trustee; and

            WHEREAS, the Principal Indenture as supplemented and amended by all Supplemental Indentures heretofore executed by the Company and the Trustee is hereinafter referred to as the "Indenture", and, unless the context requires otherwise, references herein to Articles and Sections of the Indenture shall be to Articles and Sections of the Principal Indenture as so amended; and

            WHEREAS, the Company proposes to create a new series of First Mortgage Bonds to be designated as First Mortgage Bonds, Collateral Series F (the "Collateral Series F Bonds"), to be issued and delivered to the trustee under the 1993 Mortgage (as hereinafter defined) as the basis for the authentication and delivery under the 1993 Mortgage of a series of securities, all as hereinafter provided, and to vary in certain respects the covenants and provisions contained in Article V of the Indenture, to the extent that such covenants and provisions apply to the Collateral Series F Bonds; and

            WHEREAS, the Company, pursuant to the provisions of the Indenture, has, by appropriate corporate action, duly resolved and determined to execute this Supplemental Indenture for the purpose of providing for the creation of the Collateral Series F Bonds and of specifying the form, provisions and particulars thereof, as in the Indenture provided or permitted and of giving to the Collateral Series F Bonds the protection and security of the Indenture; and

            WHEREAS,   the  Company  has   acquired  the   additional   property
hereinafter described, and the Company desires that such additional property so acquired be specifically subjected to the lien of the Indenture; and

            WHEREAS, the Company represents that all acts and proceedings required by law and by the charter and by-laws of the Company, including all action requisite on the part of its shareholders, directors and officers, necessary to make the Collateral Series F Bonds, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, and to constitute the Principal Indenture and all indentures supplemental thereto, including this Supplemental Indenture, valid, binding and legal instruments for the security of the bonds of all series, including the Collateral Series F Bonds, in accordance with the terms of such bonds and such instruments, have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

            NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

            That Public Service Company of Colorado, the Company named in the Indenture, in consideration of the premises and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in pursuance of the direction and authority of the Board of Directors of the Company given at a meeting thereof duly called and held, and in order to create the Collateral Series F Bonds and to specify the form, terms and provisions thereof, and to make definite and certain the lien of the Indenture upon the premises hereinafter described and to subject said premises directly to the lien of the Indenture, and to secure the payment of the principal of and premium, if any, and interest, if any, on all bonds from time to time outstanding under the Indenture, including the Collateral Series F Bonds, according to the terms of said bonds, and to secure the performance and observance of all of the covenants and conditions contained in the Indenture, has executed and delivered this Supplemental Indenture and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto U.S. Bank Trust National Association, as Trustee, and its successor or successors in the trust and its and their assigns forever, the property described in Schedule B hereto (which is described in such manner as to fall within and under the headings or parts or classifications set forth in the Granting Clauses of the Principal Indenture);

            TO HAVE AND TO HOLD the same and all and singular the properties, rights, privileges and franchises described in the Principal Indenture and in the several Supplemental Indentures hereinabove referred to and in this Supplemental Indenture and owned by the Company on the date of the execution and delivery hereof (other than property of a character expressly excepted from the lien of the Indenture as therein set forth) unto the Trustee and its successor or successors and assigns forever;

            SUBJECT, HOWEVER, to permitted encumbrances as defined in the Indenture;

            IN TRUST, NEVERTHELESS, upon the terms and trusts set forth in the Indenture, for the equal and proportionate benefit and security of all present and future holders of the bonds and coupons issued and to be issued under the Indenture, including the Collateral Series F Bonds, without preference, priority or distinction as to lien (except as any sinking, amortization, improvement or other fund established in accordance with the provisions of the Indenture or any indenture supplemental thereto may afford additional security for the bonds of any particular series) of any of said bonds over any others thereof by reason of series, priority in the time of the issue or negotiation thereof, or otherwise howsoever, except as provided in Section 2 of Article IV of the Indenture.


                                  ARTICLE ONE

           CREATION AND DESCRIPTION OF THE COLLATERAL SERIES F BONDS

            SECTION 1. A new series of bonds to be issued under and secured by the Indenture is hereby created, the bonds of such new series to be designated First Mortgage Bonds, Collateral Series F. The Collateral Series F Bonds shall be limited to an aggregate principal amount of Two hundred fifty million dollars ($250,000,000), excluding any Collateral Series F Bonds which may be authenticated and exchanged for or in lieu of or in substitution for or on transfer of other Collateral Series F Bonds pursuant to any provisions of the Indenture. The Collateral Series F Bonds shall mature on April 15, 2003. The Collateral Series F Bonds shall not bear interest.

      The principal of each Collateral Series F Bond shall be payable, upon presentation thereof, at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee (as hereinafter defined) is located, in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

            The Collateral Series F Bonds shall be issued and delivered by the Company to U.S. Bank Trust National Association, as successor trustee under the Indenture, dated as of October 1, 1993, as supplemented (the "1993 Mortgage"), of the Company to such successor trustee (the "1993 Mortgage Trustee"), as the basis for the authentication and delivery under the 1993 Mortgage of a series of securities. As provided in the 1993 Mortgage, the Collateral Series F Bonds will be registered in the name of the 1993 Mortgage Trustee or its nominee and will be owned and held by the 1993 Mortgage Trustee, subject to the provisions of the 1993 Mortgage, for the benefit of the holders of all securities from time to time outstanding under the 1993 Mortgage, and the Company shall have no interest therein.

            Any payment by the Company under the 1993 Mortgage of the principal of the securities which shall have been authenticated and delivered under the 1993 Mortgage on the basis of the issuance and delivery to the 1993 Mortgage Trustee of Collateral Series F Bonds (other than by the application of the proceeds of a payment in respect of such Collateral Series F Bonds) shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal of such Collateral Series F Bonds which is then due.

            The Trustee may conclusively presume that the obligation of the Company to pay the principal of the Collateral Series F Bonds as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the 1993 Mortgage Trustee, signed by an authorized officer thereof, stating that the principal of specified Collateral Series F Bonds has become due and payable and has not been fully paid, and specifying the amount of funds required to make such payment.

            Each Collateral Series F Bond shall be dated as of the date of its authentication.

            The Collateral Series F Bonds shall be issued as fully registered bonds only, in denominations of $1,000 and multiples thereof.

            The Collateral Series F Bonds shall be registerable and exchangeable at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located, in the manner and upon the terms set forth in Section 5 of Article II of the Indenture; provided, however, that the Collateral Series F Bonds shall not be transferrable except to a successor trustee under the 1993 Mortgage. No service charge shall be made for any exchange or transfer of any Collateral Series F Bond.

            SECTION 2. The text of the Collateral Series F Bonds shall be substantially in the form attached hereto as Exhibit A.

            SECTION 3. The Collateral Series F Bonds may be executed by the Company and delivered to the Trustee and, upon compliance with all applicable provisions and requirements of the

Indenture in respect thereof, shall be authenticated by the Trustee and delivered (without awaiting the filing or recording of this Supplemental Indenture) in accordance with the written order or orders of the Company.


                                  ARTICLE TWO

                  REDEMPTION OF THE COLLATERAL SERIES F BONDS

            SECTION 1. Each Collateral Series F Bond shall be redeemable at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a redemption price equal to 100% of the principal amount thereof to be redeemed.

            SECTION 2. The provisions of Sections 3, 4, 5, 6 and 7 of Article V of the Indenture shall be applicable to the Collateral Series F Bonds, except that (a) no publication of notice of redemption of the Collateral Series F Bonds shall be required and (b) if less than all the Collateral Series F Bonds are to be redeemed, the Collateral Series F Bonds to be redeemed shall be selected in the principal amounts designated to the Trustee by the Company, and except as such provisions may otherwise be inconsistent with the provisions of this Article Two.

            SECTION 3. The holder of each and every Collateral Series F Bond hereby agrees to accept payment thereof prior to maturity on the terms and conditions provided for in this Article Two.


                                 ARTICLE THREE

                        ACKNOWLEDGMENT OF RIGHT TO VOTE
                          OR CONSENT WITH RESPECT TO
                       CERTAIN AMENDMENTS TO INDENTURE

            The Company hereby acknowledges the right of the holders of the Collateral Series F Bonds to vote or consent with respect to any or all of the modifications to the Indenture referred to in Article Three of the Supplemental Indenture, dated as of March 1, 1980, irrespective of the fact that the Bonds of the Second 1987 Series are no longer outstanding; provided, however, that such acknowledgment shall not impair (a) the right of the Company to make such modifications without the consent or other action of the holders of the Bonds of the 2020 Series or the bonds of any other series subsequently created under the Indenture with respect to which the Company has expressly reserved such right or
(b) the right of the Company to reserve the right to make such modifications without the consent or other action of the holders of bonds of one or more, or any or all, series created subsequent to the creation of the Collateral Series F Bonds.


                                 ARTICLE FOUR

                                  THE TRUSTEE

            The  Trustee  accepts  the  trusts  created  by  this   Supplemental
Indenture upon the terms and conditions set forth in the Indenture and this Supplemental Indenture. The recitals in this Supplemental

Indenture are made by the Company only and not by the Trustee. Each and every term and condition contained in Article XII of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.


                                 ARTICLE FIVE

                           MISCELLANEOUS PROVISIONS

            SECTION 1. Subject to the variations contained in Article Two of this Supplemental Indenture, the Indenture is in all respects ratified and confirmed and the Principal Indenture, this Supplemental Indenture and all other indentures supplemental to the Principal Indenture shall be read, taken and construed as one and the same instrument. Neither the execution of this Supplemental Indenture nor anything herein contained shall be construed to impair the lien of the Indenture on any of the properties subject thereto, and such lien shall remain in full force and effect as security for all bonds now outstanding or hereafter issued under the Indenture.

            All covenants and provisions of the Indenture shall continue in full force and effect and this Supplemental Indenture shall form part of the Indenture.

            SECTION 2. If the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Supplemental Indenture, shall not be a Business Day (as defined in the 1993 Mortgage), such payment may be made or act performed or right exercised on the next succeeding Business Day with the same force and effect as if done on the nominal date provided in this Supplemental Indenture.

            SECTION 3. The terms defined in the Indenture shall, for all purposes of this Supplemental Indenture, have the meaning specified in the Indenture except as set forth in Section 4 of this Article or otherwise set forth in this Supplemental Indenture or unless the context clearly indicates some other meaning to be intended.

            SECTION 4. Any term defined in Section 303 of the Trust Indenture Act of 1939, as amended, and not otherwise defined in the Indenture shall, with respect to this Supplemental Indenture and the Collateral Series F Bonds, have the meaning assigned to such term in Section 303 as in force on the date of the execution of this Supplemental Indenture.

            SECTION 5. This Supplemental Indenture may be executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, Public Service Company of Colorado, party hereto of the first part, has caused its corporate name to be hereunto affixed, and this instrument to be signed by its President, an Executive Vice President, a Senior Vice President or a Vice President, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary for and in its behalf; and U.S. Bank Trust National Association, the party hereto of the second part, in evidence of its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this instrument to be signed and its corporate seal to be affixed by one of its Vice Presidents and attested by one of its Assistant Secretaries, for and in its behalf, all as of the day and year first above written.

                                          PUBLIC SERVICE COMPANY OF
                                           COLORADO



                                          By:/s/ Brian P. Jackson
                                             Name:  Brian P. Jackson
Title:    Senior Vice President


ATTEST:/s/ Teresa S. Madden
         Name:  Teresa S. Madden
         Title:    Secretary


                                              U.S. BANK TRUST
                                               NATIONAL ASSOCIATION,
                                                   as Trustee


                                          By:/s/ Catherine F. Donohue
                                             Name:  Catherine F. Donohue
                                             Title:    Vice President


ATTEST:/s/ Teresita Glasgow
         Name:  Teresita Glasgow
         Title:    Assistant Secretary

STATE OF COLORADO            )
                             )  ss.:
CITY AND COUNTY OF DENVER    )


        On this 20th day of April, 1998, before me, Jo Lynn R. Rife, a duly authorized Notary Public in and for said City and County in the State aforesaid, personally appeared Brian P. Jackson and Teresa S. Madden to me known to be a Senior Vice President and the Secretary, respectively, of PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado, one of the corporations that executed the within and foregoing instrument; and the said Senior Vice President and Secretary severally acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.





                                        Name: /s/ Jo Lynn R. Rife
                                        Notary Public, State of Colorado

                                        Commission Expires April 28, 1998

STATE OF NEW YORK                )
                                 )ss.:
CITY AND COUNTY OF NEW YORK      )


        On this 17th day of April, 1998, before me, Janet P. O'Hara, a duly authorized Notary Public in and for said City and County in the State aforesaid, personally appeared Catherine F. Donahue and Teresita Glasgow to me known to be a Vice President and an Assistant Secretary, respectively, of U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, one of the corporations that executed the within and foregoing instrument; and the said Vice President and Assistant Secretary severally acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed thereto is the corporate seal of said corporation.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.





                                        Name:  /s/Janet P. O'Hara
                                        Notary Public, State of New York
                                        No. 010H5087549
                                        Qualified In Queens County

                                        Commission Expires November 3, 1999

                                                                     EXHIBIT A



                       FORM OF COLLATERAL SERIES F BOND

        This bond is not transferable except to a successor trustee under the Indenture, dated as of October 1, 1993, as supplemented, between Public Service Company of Colorado and U.S. Bank Trust National Association (formerly First Trust of New York, National Association), as successor trustee thereunder.


                      PUBLIC SERVICE COMPANY OF COLORADO

                             FIRST MORTGAGE BOND,

                              CoLLATERAL SERIES F

                                   DUE 2003

REGISTERED                                                          REGISTERED

No..................                                       $..................


        FOR VALUE RECEIVED, PUBLIC SERVICE COMPANY OF COLORADO, a corporation organized and existing under the laws of the State of Colorado (hereinafter sometimes called the "Company"), promises to pay to U.S. Bank Trust National Association (formerly known as First Trust of New York, National Association), as successor trustee (the "1993 Mortgage Trustee") under the Indenture, dated as of October 1, 1993 (the "1993 Mortgage"), of the Company, or registered assigns,


                                                                         Dollars
on April 15, 2003, at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located. This bond shall not bear interest. The principal of this bond shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

        Any payment by the Company under the 1993 Mortgage of the principal of securities which shall have been authenticated and delivered under the 1993 Mortgage on the basis of the issuance and delivery to the 1993 Mortgage Trustee of this bond (the "1993 Mortgage Securities") (other than by the application of the proceeds of a payment in respect of this bond) shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal of this bond which is then due.

        This bond is one of an issue of bonds of the Company, issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the indenture hereinafter mentioned, may afford additional security for the bonds of any particular series) by a certain indenture, dated as of December 1, 1939, made by the Company to U.S. BANK TRUST NATIONAL ASSOCIATION (formerly First

Trust of New York, National Association), as successor trustee (hereinafter called the "Trustee") to Morgan Guaranty Trust Company of New York (formerly Guaranty Trust Company of New York), as amended and supplemented by several indentures supplemental thereto, including the Supplemental Indenture dated as of April 1, 1998 (said Indenture as amended and supplemented by said indentures supplemental thereto being hereinafter called the "Indenture"), to which Indenture reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustee, and the holders of said bonds, under the Indenture, and the terms and conditions upon which said bonds are secured, to all of the provisions of which Indenture and of all indentures supplemental thereto in respect of such security, including the provisions of the Indenture permitting the issue of bonds of any series for property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this bond, assents. To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of said bonds (including those pertaining to any sinking or other fund) may be changed and modified, with the consent of the Company, by the holders of at least 75% in aggregate principal amount of the bonds then outstanding (excluding bonds disqualified from voting by reason of the Company's interest therein as provided in the Indenture); provided, however, that without the consent of the holder hereof no such modification or alteration shall be made which will extend the time of payment of the principal of this bond or reduce the principal amount hereof or effect any other modification of the terms of payment of such principal or will reduce the percentage of bonds required for the aforesaid actions under the Indenture. The Company has reserved the right to amend the Indenture without any consent or other action by holders of any series of bonds created after October 31, 1975 (including this series) so as to change 75% in the foregoing sentence to 60% and to change certain procedures relating to bondholders' meetings. This bond is one of a series of bonds designated as the First Mortgage Bonds, Collateral Series F, of the Company.

        This bond shall be redeemable at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a redemption price equal to 100% of the principal amount thereof to be redeemed.

        The principal of this bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of an event of default as therein provided.

        This bond is not transferable except to a successor trustee under the 1993 Mortgage, any such transfer to be made at the office or agency of the Company in the city in which the principal corporate trust office of the 1993 Mortgage Trustee is located, upon surrender and cancellation of this bond, and thereupon a new bond of this series of a like principal amount will be issued to the transferee in exchange therefor, as provided in the Indenture. The Company, the Trustee, any paying agent and any registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes. This bond, alone or with other bonds of this series, may in like manner be exchanged at such office or agency for one or more new bonds of this series of the same aggregate principal amount, all as provided in the Indenture. No service charge shall be made to any holder of any bond of this series for any exchange or transfer of bonds.

        No recourse under or upon any covenant or obligation of the Indenture, or of any bonds thereby secured, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, shareholder, officer or director, as such, of the Company, whether former, present or future, either directly, or indirectly through the Company or the

Trustee, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any statute or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of shareholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the shareholders), any and all such liability of incorporators, shareholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture under which this bond is issued.

        This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by U.S. Bank Trust National Association, or its successor, as Trustee under the Indenture.

        IN WITNESS WHEREOF, Public Service Company of Colorado has caused this bond to be signed in its name by a [_________ Vice President] and its corporate seal to be affixed hereto and attested by its Secretary or an Assistant Secretary.

Dated:                                  PUBLIC SERVICE COMPANY OF
                                        COLORADO



                                        By:________________________________
                                            [__________ Vice President]

ATTEST:________________________
        [Secretary]


                         CERTIFICATE OF AUTHENTICATION


        This is one of the securities of the series designated therein referred to in the within-mentioned Supplemental Indenture.

Dated:                                     U.S. BANK TRUST
                                           NATIONAL ASSOCIATION,
                                              AS TRUSTEE

                                        By:____________________________________
                                                      Authorized Officer

                                                                    SCHEDULE A


                            SUPPLEMENTAL INDENTURES


     Date of                                                     Principal
  Supplemental                                   Principal        Amount
    Indenture           Series of Bonds        Amount Issued    Outstanding
    ---------           ---------------        -------------    -----------

March 14, 1941               None                   --              --

May 14, 1941                 None                   --              --

April 28, 1942               None                   --              --

April 14, 1943               None                   --              --

April 27, 1944               None                   --              --

April 18, 1945               None                   --              --

April 23, 1946               None                   --              --

April 9, 1947                None                   --              --

June 1, 1947*       2-7/8% Series due 1977     $ 40,000,000        None

April 1, 1948                None                   --              --

May 20, 1948                 None                   --              --

October 1, 1948     3-1/8% Series due 1978        10,000,000       None

April 20, 1949               None                   --              --

April 24, 1950               None                   --              --

April 18, 1951               None                   --              --

October 1, 1951     3-1/4% Series due 1981        15,000,000       None

April 21, 1952               None                   --              --

December 1, 1952             None                   --              --

April 15, 1953               None                   --              --

April 19, 1954               None                   --              --

October 1, 1954*    3-1/8% Series due 1984        20,000,000       None

April 18, 1955               None                   --              --

April 24, 1956               None                   --              --

May 1, 1957*        4-3/8% Series due 1987        30,000,000       None

April 10, 1958               None                   --              --

May 1, 1959         4-5/8% Series due 1989        20,000,000       None

April 18, 1960               None                   --              --

     Date of                                                     Principal
  Supplemental                                   Principal        Amount
    Indenture           Series of Bonds        Amount Issued    Outstanding
    ---------           ---------------        -------------    -----------

April 19, 1961               None                   --              --

October 1, 1961     4-1/2% Series due 1991        30,000,000       None

March 1, 1962       4-5/8% Series due 1992         8,800,000       None

June 1, 1964        4-1/2% Series due 1994        35,000,000        None

May 1, 1966         5-3/8% Series due 1996        35,000,000        None

July 1, 1967*       5-7/8% Series due 1997        35,000,000        None

July 1, 1968*       6-3/4% Series due 1998        25,000,000     25,000,000

April 25, 1969               None                   --              --

April 21, 1970               None                   --              --

September 1, 1970   8-3/4% Series due 2000        35,000,000        None

February 1, 1971    7-1/4% Series due 2001        40,000,000         None

August 1, 1972      7-1/2% Series due 2002        50,000,000         None

June 1, 1973        7-5/8% Series due 2003        50,000,000         None

March 1, 1974     Pollution Control Series A      24,000,000     21,500,000

December 1, 1974  Pollution Control Series B      50,000,000       None

October 1, 1975     9-3/8% Series due 2005        50,000,000       None

April 28, 1976               None                   --              --

April 28, 1977               None                   --              --

November 1, 1977*   8-1/4% Series due 2007        50,000,000         None

April 28, 1978               None                   --              --

October 1, 1978     9-1/4% Series due 2008        50,000,000        None

October 1, 1979*  Pollution Control Series C      50,000,000       None

March 1, 1980*        15% Series due 1987         50,000,000       None

April 28, 1981               None                   --              --

November 1, 1981* Pollution Control Series D      27,380,000       None

December 1, 1981*   16-1/4% Series due 2011       50,000,000       None

April 29, 1982               None                   --              --

May 1, 1983*      Pollution Control Series E      42,000,000       None

April 30, 1984               None                   --              --

March 1, 1985*        13% Series due 2015         50,000,000       None

     Date of                                                     Principal
  Supplemental                                   Principal        Amount
    Indenture           Series of Bonds        Amount Issued    Outstanding
    ---------           ---------------        -------------    -----------

November 1, 1986*  Pollution Control Series F     27,250,000     27,250,000

May 1, 1987*         8.95% Series due 1992        75,000,000        None

July 1, 1990*       9-7/8% Series due 2020        75,000,000     75,000,000

December 1, 1990*  Secured Medium-Term Notes,    191,500,000**   68,500,000
                           Series A

March 1, 1992*    8-1/8% Series due 2004 and     100,000,000    100,000,000
                    8-3/4% Series due 2022       150,000,000    150,000,000

April 1, 1993*    Pollution Control Series G      79,500,000     79,500,000

June 1, 1993*     Pollution Control Series H      50,000,000     50,000,000

November 1, 1993*     Collateral Series A        134,500,000    134,500,000

January 1, 1994*    Collateral Series B due
                           2001 and              102,667,000    102,667,000
                    Collateral Series B due
                             2024                110,000,000    110,000,000

September 2, 1994            None                   --              --
(Appointment of
Successor Trustee)

May 1, 1996           Collateral Series C       125,000,000     125,000,000

November 1, 1996      Collateral Series D       250,000,000     250,000,000

February 1, 1997      Collateral Series E       150,000,000      50,000,000


--------------------
* Contains amendatory provisions
** $200,000,000 authorized

                                                                    SCHEDULE B


                             PROPERTY DESCRIPTION



                                 PART SECOND.

                                 (Substations)

        The following electric substations and substation sites of the Company, including all buildings, structures, towers, poles, lines, and all equipment, appliances and devices for transforming, converting and distributing electric energy, and all the right, title and interest of the Company in and to the land on which the same are situated, and all of the Company's lands, easements, rights-of-way, rights, franchises, privileges, machinery, equipment, appliances, devices, appurtenances and supplies forming a part of said substations or any of them, or used or enjoyed, or capable of being used or enjoyed, in conjunction or connection with any thereof, all situated in the State of Colorado and the counties thereof, more particularly described as follows:

                                 ADAMS COUNTY

1.  WASHINGTON ELECTRIC SUBSTATION

    Lot 1, Block 1, Washington Electric Substation, Filing No. 1, County of Adams, State of Colorado

                                DOUGLAS COUNTY

2.  NEW MARCY SUBSTATION SITE

    A parcel of land more particularly described as follows:

    THAT PORTION OF SECTION 14, TOWNSHIP 6 SOUTH, RANGE 68 WEST OF THE SIXTH PRINCIPAL MERIDIAN, IN THE COUNTY OF DOUGLAS, STATE OF COLORADO, AS SHOWN ON THE LAND SURVEY PLAT RECORDED AT RECEPTION NUMBER 254255 IN THE OFFICE OF THE CLERK AND COUNTY RECORDER OF SAID COUNTY OF DOUGLAS, DESCRIBED AS
    FOLLOWS:

    COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 14, WHENCE THE SOUTHEAST CORNER OF SAID SECTION 14 BEARS NORTH 89(Degree)58'33" EAST 5297.28 FEET; THENCE NORTH 68(Degree)07'34" EAST 2841.07 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 00(Degree)00'00" EAST 300.00 FEET; THENCE NORTH 90(Degree)00'00" EAST 300.00 FEET; THENCE SOUTH 00(Degree)00'00" EAST 300.00 FEET; THENCE NORTH 90(Degree)00'00" WEST 300.00 TO THE TRUE POINT OF BEGINNING, EXCEPT WATER RIGHTS AND GROUND WATER, MINERALS AND MINERAL RIGHTS CONTAINING 2.066 ACRES, MORE OR LESS.

                                  WELD COUNTY

3. GREELEY SUBSTATION: ADDITIONAL LAND

        A tract of land lying in the Northeast Quarter of the Northeast Quarter (NE 1/4 NE 1/4) of Section Twelve (12), Township Five (5) North, Range Sixty-six (66) West of the Sixth (6th) Principal Meridian, situate, lying and being in the County of Weld, State of Colorado, more particularly described as follows:

        Beginning at a point on the north line and 287 feet easterly of the northwest corner of a tract of land conveyed by warranty deed dated June 10, 1930 and recorded in Book 896, Page 476, of the records of Weld County, Colorado, wherein Simon Peterson is the grantor and Public Service Company of Colorado is the grantee, thence westerly along said north line a distance of 287 feet to a point; thence southerly along west line of said tract a distance of 230 feet to a point; thence easterly and parallel to said north line of said tract a distance of 302 feet to a point; thence northerly and parallel to west line of said tract a distance of 215 feet to a point; thence northwesterly a distance of 21.2 feet more or less to the point of beginning.

                                  PART THIRD.

                           (Miscellaneous Property)

        The following residences, garages, warehouses, buildings, structures, works and sites and the Company's lands on which the same are situated, and all easements, rights, rights of way, permits, franchises, consents, privileges, licenses, machinery, equipment, furniture and fixtures, appurtenances and supplies forming a part of said residences, garages, warehouses, buildings, structures, works and sites, or any of them, or used or enjoyed or capable of being used or enjoyed in connection or conjunction therewith, situated in the State of Colorado and the Counties thereof, more particularly described as follows:

                                 DENVER COUNTY

4.  LIPAN SERVICE CENTER: ADDITIONAL LAND
    (KEYS/GRIMES TRACT)

    A parcel of land more particularly described as follows:

    PART OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 9, TOWNSHIP 4 SOUTH, RANGE 68 WEST OF THE 6TH PRINCIPAL MERIDIAN, BEGINNING AT A POINT ON THE NORTH LINE OF WEST 3RD AVENUE WHICH IS 186.82 FEET EAST AND 378.31 FEET SOUTH OF THE NORTHWEST CORNER OF SAID SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION 9; THENCE NORTH 143.00 FEET TO THE SOUTHWEST RIGHT OF WAY LINE OF DENVER AND RIO GRANDE RAILROAD; THENCE SOUTHERLY ALONG SAID RIGHT OF WAY LINE TO THE NORTH LINE OF WEST 3RD AVENUE; THENCE WEST ALONG THE NORTH LINE OF WEST 3RD AVENUE 71.38 FEET TO THE POINT OF BEGINNING, CITY AND COUNTY OF DENVER, STATE OF COLORADO.

                                                                    Exhibit 4(b)




                             PUBLIC SERVICE COMPANY
                                   OF COLORADO


                                       TO


                      U.S. BANK TRUST NATIONAL ASSOCIATION,



                                                                      as Trustee


                             ---------------------



                          Supplemental Indenture No. 7

                            Dated as of April 1, 1998


                          Supplemental to the Indenture
                           dated as of October 1, 1993


                             ---------------------


                 Establishing the Securities of Series No.  6,
            designated First Collateral Trust Bonds, Series No.  6

      SUPPLEMENTAL INDENTURE NO. 7, dated as of April 1, 1998, between PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (hereinafter sometimes called the "Company"), and U.S. BANK TRUST NATIONAL ASSOCIATION (formerly First Trust of New York, National Association), a national banking association, as successor trustee (hereinafter sometimes called the "Trustee") to Morgan Guaranty Trust Company of New York under the Indenture, dated as of October 1, 1993 (hereinafter called the "Original Indenture"), as previously supplemented and as further supplemented by this Supplemental Indenture No. 7. The Original Indenture and any and all indentures and all other instruments supplemental thereto are hereinafter sometimes collectively called the "Indenture".

                             Recitals of the Company

      The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities.

      The Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule A hereto for the purpose of establishing a series of bonds and appointing the successor Trustee.

      The Company desires to establish a series of Securities to be designated "First Collateral Trust Bonds, Series No. 6", such series of Securities to be hereinafter sometimes called "Series No. 6".

      The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 7 to establish the Securities of Series No. 6 and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 7 a valid agreement of the Company, and to make the Securities of Series No. 6 valid obligations of the Company, have been performed.

                                Granting Clauses

      NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 7 WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Indenture and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following:

                              Granting Clause First

            All right, title and interest of the Company, as of the date of the execution and delivery of this Supplemental Indenture No. 7, in and to property (other than Excepted Property), real, personal and mixed and wherever situated, in any case used or to be used in or in connection with the Electric Utility Business (whether or not such use is the sole use of such property), including without limitation (a) all lands and interests in land described or referred to in Schedule B hereto; (b) all other lands, easements, servitudes, licenses, permits, rights of way and other rights and interests in or relating to real property used or to be used in or in connection with the Electric Utility Business or relating to the occupancy or use of such real property, subject however, to the exceptions and exclusions set forth in clause (a) of Granting Clause First of the Original Indenture; (c) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities and other machinery and facilities for the generation of electric energy; (d) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (e) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (f) all buildings, offices, warehouses and other structures used or to be used in or in connection with the Electric Utility Business; (g) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities used or to be used in or in connection with the Electric Utility Business; (h) any or all of the foregoing properties in the process of construction; and (i) all other property, of whatever kind and nature, ancillary to or otherwise used or to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Electric Utility Business;

                             Granting Clause Second

            Subject to the applicable  exceptions  permitted by Section  810(c),
      Section 1303 and Section 1305 of the Original Indenture, all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. 7 shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. 7;

                             Granting Clause Fourth

            All other property of whatever kind and nature subjected or required to be subjected to the Lien of the Indenture by any of the provisions thereof;

                                Excepted Property

            Expressly excepting and excluding, however, from the Lien and operation of the Indenture all Excepted Property of the Company, whether now owned or hereafter acquired;

      TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

      SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Original Indenture (including, but not limited to, the Lien of the PSCO 1939 Mortgage), (b) as to property acquired by the Company after the date of the execution and delivery of the Original Indenture, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Class A Mortgage and purchase money Liens), (c) Retained Interests and (d) any other Permitted Liens, it being understood that, with respect to any property which was at the date of execution and delivery of the Original Indenture or thereafter became or hereafter becomes subject to the Lien of any Class A Mortgage, the Lien of the Indenture shall at all times be junior, subject and subordinate to the Lien of such Class A Mortgage;

      IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

      PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Nine of the Original Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 603 of the Original Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights thereby granted shall be and remain in full force and effect; and

      THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:

                                   ARTICLE ONE

                           Securities of Series No. 6

      There are hereby established the Securities of Series No. 6, which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):

      (a) the title of the Securities of such series shall be "First Collateral Trust Bonds, Series No. 6"; provided, however, that, at any time after the PSCO 1939 Mortgage shall have been satisfied and discharged, the Company shall have the right, without any consent or other action by the Holders of such Securities, to change such title in such manner as shall be deemed by the Company to be appropriate to reflect such satisfaction and discharge, such change to be evidenced in an Officer's Certificate;

      (b)   the   Securities   of  Series  No.  6  shall  be   initially
      authenticated and delivered in the aggregate principal amount of $250,000,000;

      (c) interest on the Securities of Series No. 6 shall be payable to the Persons in whose names such Securities are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit A hereto;

      (d) the principal of the Securities of Series No. 6 shall be payable on April 15, 2003, the Stated Maturity.

      (e) the Securities of Series No. 6 shall bear interest at a rate of 6% per annum; interest shall accrue on the Securities of Series No. 6 from April 20, 1998, or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be April 15 and October 15 in each year, commencing October 15, 1998, and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be April 1 and October 1 in each year, respectively (whether or not a Business Day);

      (f) the Corporate Trust Office of U.S. Bank Trust National Association in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 6 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank Trust National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, its principal office in Denver, Colorado as any such place or itself as the Security Registrar;

      (g) the Securities of Series No. 6 shall not be redeemable prior to maturity;

      (h)   not applicable;

      (i)   not applicable;

      (j)   not applicable;

      (k)   not applicable;

      (l)   not applicable;

      (m)   not applicable;

      (n)   not applicable;

      (o)   not applicable;

      (p)   not applicable;

      (q) the Securities of Series No. 6 are to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the "Depositary"). Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

            (i) such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

            (ii) such Securities may be exchanged for definitive Securities registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

                  (A) The Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is
                  unwilling   or  unable  to  continue  to  act  as   securities
                  depositary with respect to such Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities;

                  (B) The Company shall have  delivered to the Trustee a Company
                  Order  to  the  effect  that  such  Securities   shall  be  so
                  exchangeable on and after a date specified therein; or

                  (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

      (r)   not applicable;

      (s) no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 6; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

      (t)   not applicable;

      (u)   (i)   If  the  Company   shall  have  caused  the  Company's
            indebtedness in respect of any Securities of Series No. 6 to have been satisfied and discharged prior to the Maturity of such Securities, as provided in Section 901 of the Original Indenture, the Company shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money
           (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 901 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company's indebtedness in respect of such Securities. Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing(X)
            such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide)
          to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be. The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the "Code") and United States Treasury regulations thereunder.

            (ii) Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

            (iii) Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused Securities of Series No. 6 to be deemed to have been paid for purposes of the Indenture, as provided in Section 901 of the Original Indenture, but shall not have effected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.

      (v) The Securities of Series No. 6 shall be substantially in the form attached hereto as Exhibit A and shall have such further terms as are set forth in such form.

                                   ARTICLE TWO

                            Miscellaneous Provisions

      This  Supplemental  Indenture  No.  7 is a  supplement  to the  Original
Indenture. As previously supplemented and further supplemented by this Supplemental Indenture No. 7, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture, all previous supplements thereto and this Supplemental Indenture No. 7 shall together constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 7 to be duly executed as of the day and year first above written.

                                    PUBLIC SERVICE COMPANY OF COLORADO



                                    By:s/ Brian P. Jackson
                                         Name:  Brian P. Jackson
                                         Title: Senior Vice President




                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                                                 Trustee



                                    By:s/ Catherine F. Donohue
                                       Name:  Catherine F. Donohue
                                       Title: Vice President

STATE OF COLORADO             )
                              ) ss.:
CITY AND COUNTY OF DENVER     )


            On the 20th day of April, 1998, before me personally came Brian P. Jackson to me known, who, being by me duly sworn, did depose and say that he is a Senior Vice President of Public Service Company of Colorado, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                    s/ Martha L. Palomar
                                    Name: Martha L. Palomar
                                    Notary Public, State of Colorado

                                    Commission Expires February  29, 2000

STATE OF NEW YORK                     )
                                      ) ss.:
CITY AND COUNTY OF NEW YORK           )


            On the 17th day of April,  1998, before me personally came Catherine
F. Donohue, to me known, who, being by me duly sworn, did depose and say that she is a Vice President of U.S. Bank Trust National Association, the banking association described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the Board of Directors of said banking association.


                                    s/ Janet O'Hara
                                    Name:  Janet O'Hara
                                    Notary Public, State of New York
                                    No. 010H5087549
                                    Qualified in Queens County

                                    Commission Expires November 3, 1999

                                                                      EXHIBIT A
                                FORM OF SECURITY


                  (See legend at the end of this Security for
                 restrictions on transfer and change of form)


                       PUBLIC SERVICE COMPANY OF COLORADO
                    First Collateral Trust Bond, Series No. 6


     Original Interest Accrual Date:       April 20, 1998
                      Interest Rate:       6%
                    Stated Maturity:       April 15, 2003
             Interest Payment Dates:       April 15 and October 15
               Regular Record Dates:       April 1 and October 1



                   This Security is not a Discount  Security  within the meaning of the within-mentioned Indenture.


                   -----------------------------------------



Principal Amount                                      Registered No.
$                                                     CUSIP


      PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (herein called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to

                                   , or registered assigns, the principal sum of

Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing with the Interest Payment Date next succeeding the Original Interest Accrual Date specified above, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

      Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of U.S. Bank Trust National Association, in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

      This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by an Indenture, dated as of October 1, 1993 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and U.S. Bank Trust National Association (formerly First Trust of New York, National Association) as successor trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

      If any Interest Payment Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date or Stated Maturity, as the case may be, to such Business Day.

      This Security is not subject to redemption prior to the Stated Maturity hereof.

      If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then
Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company's entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient, to pay when due the principal of and interest on this Security when due.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office of U.S. Bank Trust National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of U.S. Bank

Trust National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

      As used herein "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are authorized or required by law, regulation or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      As provided in the Indenture, no recourse shall be had for the payment of the principal of or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

      Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its corporate seal to be hereunto affixed and attested.

                                          PUBLIC SERVICE COMPANY OF COLORADO

                                          By:
                                                [Title]




Attest:
      [Title]


                          CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:

       U.S. BANK TRUST                 OR               U.S. BANK TRUST
     NATIONAL ASSOCIATION,                            NATIONAL ASSOCIATION,
          as Trustee                                       as Trustee


By:                                             By:[                        ],
   Authorized Officer                                 as Authenticating Agent


                                                By:
                                                      Authorized Officer

      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      This Security may not be transferred or exchanged, nor may any purported transfer be registered, except (i) this Security may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for The Depository Trust Company (the "Depositary"), to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and (ii) this Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions if: (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein; or (C)(1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the

  Indenture  and
(3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of the Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.


                               -------------------

    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------

     [please insert social security or other identifying number of assignee]


--------------------------------------------------------------------------------
            [please print or typewrite name and address of assignee]


--------------------------------------------------------------------------------

the within Security of PUBLIC SERVICE COMPANY OF COLORADO and does hereby irrevocably constitute and appoint __________________________________ ,
Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.



Dated:__________________________



             ------------------------------------------------------

      Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

                                                                      SCHEDULE A

                             SUPPLEMENTAL INDENTURES


     Date of                                                     Principal
  Supplemental                                   Principal        Amount
    Indenture           Series of Bonds        Amount Issued    Outstanding
    ---------           ---------------        -------------    -----------

November 1, 1993         Series No. 1          $134,500,000    $134,500,000

January 1, 1994      Series No. 2 due 2001     $102,667,000    $102,667,000
                              and
                     Series No. 2 due 2024     $110,000,000    $110,000,000

September 2, 1994            None                  None            None
(Appointment of
Successor Trustee)

May 1, 1996              Series No. 3          $125,000,000    $125,000,000

November 1, 1996         Series No. 4          $250,000,000    $250,000,000

February 1, 1997         Series No. 5          $150,000,000    $ 50,000,000


================================================================================

                                                                     SCHEDULE B

                             DESCRIPTION OF PROPERTY

The following properties are situated in the State of Colorado and the counties thereof:

                                  ADAMS COUNTY

1.    WASHINGTON ELECTRIC SUBSTATION

      Lot 1, Block 1, Washington Electric Substation, Filing No. 1, County of Adams, State of Colorado

                                  DENVER COUNTY

2.    LIPAN SERVICE CENTER: ADDITIONAL LAND (KEYS/GRIMES TRACT)

      A parcel of land more particularly described as follows:

      PART OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 9, TOWNSHIP 4 SOUTH, RANGE 68 WEST OF THE 6TH PRINCIPAL MERIDIAN, BEGINNING AT A POINT ON THE NORTH LINE OF WEST 3RD AVENUE WHICH IS 186.82 FEET EAST AND 378.31 FEET SOUTH OF THE NORTHWEST CORNER OF SAID SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION 9; THENCE NORTH 143.00 FEET TO THE SOUTHWEST RIGHT OF WAY LINE OF DENVER AND RIO GRANDE RAILROAD; THENCE SOUTHERLY ALONG SAID RIGHT OF WAY LINE TO THE NORTH LINE OF WEST 3RD AVENUE; THENCE WEST ALONG THE NORTH LINE OF WEST 3RD AVENUE 71.38 FEET TO THE POINT OF BEGINNING, CITY AND COUNTY OF DENVER, STATE OF COLORADO.

                                 DOUGLAS COUNTY

3.    NEW MARCY SUBSTATION SITE

      A parcel of land more particularly described as follows:

      THAT PORTION OF SECTION 14, TOWNSHIP 6 SOUTH, RANGE 68 WEST OF THE SIXTH PRINCIPAL MERIDIAN, IN THE COUNTY OF DOUGLAS, STATE OF COLORADO, AS SHOWN ON THE LAND SURVEY PLAT RECORDED AT RECEPTION NUMBER 254255 IN THE OFFICE OF THE CLERK AND COUNTY RECORDER OF SAID COUNTY OF DOUGLAS, DESCRIBED AS
      FOLLOWS:

      COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 14, WHENCE THE SOUTHEAST CORNER OF SAID SECTION 14 BEARS NORTH 89(Degree)58'33" EAST 5297.28 FEET; THENCE NORTH 68(Degree)07'34" EAST 2841.07 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 00(Degree)00'00" EAST 300.00 FEET; THENCE NORTH 90(Degree)00'00" EAST 300.00 FEET; THENCE SOUTH 00(Degree)00'00" EAST 300.00 FEET; THENCE NORTH 90(Degree)00'00" WEST 300.00 TO THE TRUE POINT OF BEGINNING, EXCEPT WATER RIGHTS AND GROUND WATER, MINERALS AND MINERAL RIGHTS CONTAINING 2.066 ACRES, MORE OR LESS.

                                   WELD COUNTY

4. GREELEY SUBSTATION: ADDITIONAL LAND

      A tract of land lying in the Northeast Quarter of the Northeast Quarter (NE1/4NE1/4) of Section Twelve (12), Township Five (5) North, Range Sixty-six (66) West of the Sixth (6th) Principal Meridian, situate, lying and being in the County of Weld, State of Colorado, more particularly described as follows:

      Beginning at a point on the north line and 287 feet easterly of the northwest corner of a tract of land conveyed by warranty deed dated June 10, 1930 and recorded in Book 896, Page 476, of the records of Weld County, Colorado, wherein Simon Peterson is the grantor and Public Service Company of Colorado is the grantee, thence westerly along said north line a distance of 287 feet to a point; thence southerly along west line of said tract a distance of 230 feet to a point; thence easterly and parallel to said north line of said tract a distance of 302 feet to a point; thence northerly and parallel to west line of said tract a distance of 215 feet to a point; thence northwesterly a distance of 21.2 feet more or less to the point of beginning.




                                      II-2